UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2008

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

                                   N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2008, the Company announced that Joseph A. Sullivan, a Director of the Company and Executive Vice President of Fixed Income Capital Markets of Stifel Nicolaus & Company, Incorporated, a wholly owned subsidiary of the Company, had resigned to pursue other opportunities. There were no disagreements between the Company and Mr. Sullivan. Mr. Sullivan will remain with the Company for an interim period while the Company formalizes transition arrangements. A copy of the press release issued by the Company on September 8, 2008 announcing Mr. Sullivan's resignation is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit.	Exhibit Description
99.1	Press Release, dated September 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: September 8, 2008	By:	/s/James M. Zemlyak
	Name:	James M. Zemlyak
	Title:	Chief Financial Officer

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Exhibit Index

Exhibit.	Exhibit Description
99.1	Press Release, dated September 8, 2008

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